UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 14, 2013
RETROPHIN, INC.
(Exact name of registrant as specified in its charter)
Delaware	000-53293	26-2383102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
777 Third Avenue, 22nd Floor, New York, NY		10017
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (646) 837-5863

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01          Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On August 14, 2013, Retrophin, Inc. (the “Company”), a Delaware corporation, entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with the purchasers identified therein (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”), relating to a private placement by the Company of up to an aggregate of 5,555,556 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), at a purchase price of $4.50 per share, or up to $25,000,000 in the aggregate, and Common Stock Purchase Warrants (“Warrants”) to purchase up to an aggregate of 2,777,778 shares of Common Stock with an exercise price of $6.00 per such share underlying each Warrant.  The transactions contemplated by the Securities Purchase Agreement (collectively, the “Private Placement”) were not a “public offering” as defined in Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and met the requirements to qualify for exemption under Regulation D promulgated under the Securities Act (“Regulation D”).

The foregoing description of the Securities Purchase Agreement does not purport to describe all of the terms and provisions thereof and is qualified in its entirety by reference to the Securities Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Warrants

On August 15, 2013, the Company closed the Private Placement and issued and sold all of the shares of Common Stock available for purchase thereunder for an aggregate purchase price of $25,000,000.  In connection with the closing of the Private Placement, on August 15, 2013, the Company issued and sold Warrants to purchase up to an aggregate of 2,777,778 shares of Common Stock.  Each Warrant entitles the Purchaser (or subsequent holder) thereof to purchase up to 50% of the number of shares of Common Stock purchased by such Purchaser in the Private Placement.  The Warrants will be exercisable in whole or in part, at an initial exercise price per share of $6.00, which is subject to customary weighted-average anti-dilution protections.  The Warrants may be exercised at any time upon the election of the holder, beginning on the date of issuance and ending of the fifth anniversary of the date of issuance.  The issuance of the Warrants was not registered under the Securities Act as such issuance was exempt from registration under Section 4(2) of the Securities Act and Regulation D.

The foregoing description of the Warrants does not purport to describe all of the terms and provisions thereof and is qualified in its entirety by reference to the form of Warrant, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Registration Rights Agreement

On August 15, 2013, in connection with the closing of the Private Placement, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Purchasers, which sets forth the rights of the Purchasers to have their shares of Common Stock purchased in the Private Placement and shares of Common Stock issuable upon exercise of the Warrants registered with the Securities and Exchange Commission (the “SEC”) for public resale.

Pursuant to the Registration Rights Agreement, the Company has agreed to file a Registration Statement on Form S-1 (the “Registration Statement”) with the SEC within 30 days of the closing of the Private Placement registering the total number of shares of Common Stock purchased in the Private Placement and shares of Common Stock issuable upon exercise of the Warrants.  The Company has agreed to use its reasonable efforts to have the Registration Statement declared effective within 60 days after the date of the Registration Rights Agreement (or, in the event of a “full review” by the Commission, within 120 days after the date of the Registration Rights Agreement).  The Company has also agreed to maintain the effectiveness of the Registration Statement until all of the securities covered by the Registration Statement have or may be sold by investors under Rule 144 of the Securities Act, without volume or manner-of-sale restrictions.

The Registration Rights Agreement provides that in the event the Registration Statement has not been filed or declared effective within the prescribed time period or if the Company has failed to maintain the effectiveness of the Registration Statement as required for specified time periods, the Company shall pay to the holders of registrable securities, on each date of such event and on each monthly anniversary thereof until the applicable event is cured, liquidated damages equal to 2.0% of the aggregate purchase price paid by such Purchaser pursuant to the Securities Purchase Agreement, up to a maximum of 10.0% of such aggregate purchase price.

The foregoing description of the Registration Rights Agreement does not purport to describe all of the terms and provisions thereof and is qualified in its entirety by reference to the Registration Rights Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

First Amendment to February Securities Purchase Agreement

On August 14, 2013, in connection with the execution of the Securities Purchase Agreement, the Company and the purchasers that are signatories thereto entered into a First Amendment (the “SPA Amendment”) to the Securities Purchase Agreement, dated as of February 12, 2013 (the “February SPA”), by and between the Company and the purchasers party thereto, pursuant to which the February SPA was amended to permit the transactions contemplated by the Private Placement.

The foregoing description of the SPA Amendment does not purport to describe all of the terms and provisions thereof and is qualified in its entirety by reference to the SPA Amendment, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

First Amendment to Registration Rights Agreement

On August 14, 2013, in connection with the execution of the Securities Purchase Agreement, the Company and the purchasers that are signatories thereto entered into a First Amendment (the “RRA Amendment”) to the Registration Rights Agreement, dated as of February 14, 2013 (the “February RRA”), by and between the Company and each of the several purchasers signatory thereto, pursuant to which the February RRA was amended to reflect the transactions contemplated by the Private Placement.  Additionally, under the RRA Amendment, the purchasers signatory thereto agreed to waive certain claims they may have had against the Company in exchange for an aggregate of 73,710 shares of Common Stock and $1,835,000 in cash, which cash was entitled, at the investor’s discretion, to purchase shares of Common Stock at a purchase of $4.50 per share.

The foregoing description of the RRA Amendment does not purport to describe all of the terms and provisions thereof and is qualified in its entirety by reference to the RRA Amendment, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

The disclosures set forth in Item 3.02 of this Current Report on Form 8-K are hereby incorporated by reference into this Item 1.01.

Item 3.02          Unregistered Sales of Equity Securities

The disclosures set forth in Item 1.01 of this Current Report on Form 8-K under the headings “Securities Purchase Agreement” and “Warrants” are incorporated herein by reference.

On August 15, 2014, in connection with the closing of the Private Placement, the Company issued and sold an aggregate of 5,555,556  shares of Common Stock for an aggregate purchase price of $25,000,000 in cash, and Warrants to purchase up to an aggregate of 2,777,778 shares of Common Stock.  Such sales were not registered under the Securities Act as such issuances were exempt from registration under Section 4(2) of the Securities Act and Regulation D.

Item 8.01          Other Events

On August 16, 2013, the Company issued a press release announcing the consummation of the Private Placement.  A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Also on August 16, 2013, the Company issued a press release announcing the execution of an exclusivity agreement with a major pharmaceutical company to negotiate a license to a product to be developed for autism and schizophrenia.  A copy of such press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Additionally, on August 16, 2013, the Company issued a press release announcing that it has received positive survival results from interim preclinical tests of the Company’s compound, RE-024, for the treatment of the ultra-orphan disease Pantothenate Kinase-Associated Neurodegeneration (PKAN).  A copy of such press release is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

Item 9.01          Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

4.1
Form of Common Stock Purchase Warrant, dated August 15, 2013, issued to the purchasers (the “Purchasers”) of securities in the private placement of Retrophin, Inc. (the “Company”) closed on August 15, 2013 *

10.1	Securities Purchase Agreement, dated August 14, 2013, by and among the Company and the Purchasers *

10.2	Registration Rights Agreement, dated August 15, 2013, by and among the Company and the Purchasers *

10.3	First Amendment to Securities Purchase Agreement, dated August 14, 2013, by and among the Company and the purchasers signatory thereto. *

10.4	First Amendment to Registration Rights Agreement, dated August 14, 2013, by and among the Company and the purchasers signatory thereto.*

99.1	Press Release, dated August 16, 2013.*

99.2	Press Release, dated August 16, 2013.*

99.3	Press Release, dated August 16, 2013.*

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETROPHIN, INC.

Date: August 20, 2013	By:	/s/ Marc Panoff
Name: Marc Panoff
Title: Chief Financial Officer